UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2026
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

685 Third Avenue, 9th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2026, Stephen K. Klasko, MD notified DocGo Inc. (the “Company”) of his decision to step down as a member of the Board of Directors (the “Board”) and his other Board and committee positions because he accepted a new significant healthcare leadership role, effective as of the conclusion of the Company’s 2026 Annual Meeting of Stockholders expected to be held on June 16, 2026 (the “Effective Time”). Dr. Klasko’s decision to step down from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, disclosures, policies or practices. The Company is sincerely grateful to Dr. Klasko for his dedicated service on the Board and his contributions to the Company since joining the Board in October 2024.

In connection with Dr. Klasko’s notice of departure from the Board and his Board and committee positions, the Board’s Nominating and Corporate Governance Committee and the Board reassessed the leadership of the Board and appointed Michael Burdiek, a long-serving independent member of the Board, as an independent Chair of the Board, effective as of the Effective Time, with such duties and responsibilities as are customary to the office of Chair of the Board and to be assigned by the Board from time to time. Mr. Burdiek will hold such position until his successor shall have been duly elected and qualified or his earlier resignation, disqualification, death or removal. The Board’s Nominating and Corporate Governance Committee and the Board also reassessed committee compositions and appointed Jim Travers, an independent board member under Nasdaq listing rules, including heightened independence rules applicable to audit committee members, as a member of the Board’s Audit and Compliance Committee and the Nominating and Corporate Governance Committee, in each case to replace Dr. Klasko, effective as of immediately prior to the Effective Time.

In addition, effective immediately, on April 21, 2026, the Board formed a special committee, consisting of Vina Leite, Ira Smedra, and Michael Burdiek, to assist management in identifying corporate efficiencies and cost reduction opportunities in connection with the Company’s goal of accelerating achievement of profitability. Mr. Burdiek will chair this committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: April 21, 2026

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